UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 31, 2022

NORTH EUROPEAN OIL ROYALTY TRUST

(Exact Name of Registrant as Specified in Charter)

   Delaware           1-8245        22-2084119

State or Other Jurisdiction    (Commission      (I.R.S. Employer

of Incorporation       File Number)      Identification No.)

   5 N. Lincoln Street, Keene, NH 03431
(Address of Principal Executive Offices, and Zip Code)

 (732) 741-4008
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

 [ ]  Written communication pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

 [ ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

 [ ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class      Trading Symbol(s) Name of each exchange on which registered

Units of Beneficial Interest   NRT        New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR Section 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR Section 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02.    Results of Operations and Financial Condition.

On October 31, 2022, North European Oil Royalty Trust issued a press release via Cision PR Newswire announcing the Trust's distribution for the fourth quarter of fiscal 2022. Furnished herewith is a copy of the press release, which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.    A press release dated October 31, 2022 and disseminated through Cision PR Newswire announcing the distribution for North European Oil Royalty Trust for the fourth quarter of fiscal 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST

(Registrant)

/s/ John R. Van Kirk

John R. Van Kirk

   Managing Director

November 1, 2022